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                                                              EXHIBIT 23.1



INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statements
No. 33-11914, 33-11838 and 33-45071 of Tab Products Co. on Form S-8 of our reports dated June 27, 1996, appearing in the Annual Report on Form 10-K of Tab Products Co. for the fiscal year ended May 31, 1996.




DELOITTE & TOUCHE LLP

San Jose, California
August 27, 1996